Exhibit 99.1
FOR IMMEDIATE RELEASE

JOHNSON CONTROLS ANNOUNCES THAT OLIVIER LEONETTI WILL SUCCEED BRIAN STIEF AS EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER, AS PART OF PLANNED TRANSITION

Cork, Ireland, August 18, 2020 -- Johnson Controls International plc, (NYSE: JCI), announced today that Olivier Leonetti would join the Company and succeed Brian Stief as the chief financial officer. Leonetti will join the Company in the next several weeks and initially be appointed as executive vice president and chief financial officer-elect. He will assume the role of executive vice president and chief financial officer, following the filing of the Company’s annual report on Form 10-K for fiscal year 2020. Current Vice Chairman and CFO Brian Stief, will step down from the CFO role at that time. Stief will remain in his role as vice chairman, serving in an advisory capacity, and will retire from the Company at the end of this calendar year. Stief and Leonetti will work closely together over the next several months to ensure an orderly transition into the 2021 calendar year.

“I am extremely pleased to welcome Olivier to our team,” said George Oliver, chairman and CEO. “Olivier brings over 25 years of extensive international financial management and leadership experience, with deep financial acumen and a strong background in digital technologies. I look forward to Olivier’s contribution as we intensify our focus on transforming the future of building technologies and I am confident he will have an immediate impact on the organization as a whole.”

“Brian has been an invaluable partner to me, and his contributions have been essential to the successful integration of Johnson Controls and Tyco,” Oliver continued. “I have valued his leadership and guidance over these last four years, and I would like to thank him for the instrumental role he played in positioning the company for long-term success.”

Most recently, Leonetti served as senior vice president, CFO for Zebra Technologies where he was instrumental in repositioning Zebra Technologies as a global leader in Internet of Things (IOT) and Intelligent Automation technologies. With responsibility for over 1000 employees, Leonetti managed all finance and IT functions, including Investor Relations and Global Business Services.

Prior to Zebra Technologies, Leonetti was executive vice president and CFO for Western Digital Corporation, where he was an active leader in the repositioning of the company to leverage opportunities created by the digital revolution. In this role, Leonetti developed and implemented enterprise strategy including disinvestments and digital transformation of the company culture, including leading the rationale for the high profile acquisition of SanDisk, a leader in flash memory.

During his career Leonetti has held various finance roles, including the development of commercial and operational excellence strategies, across multiple industries. He spent over 14 years at Dell Inc. serving in a variety of global roles, including responsibility for the strategy and associated financial plans for the worldwide consumer division.

Leonetti is an active member of the Board of Directors for Eaton Corporation and sits on the Audit and Governance committee. He is a Certified Accountant and holds a list of other academic accomplishments, including professional qualifications in internal audit from the Graduate School of Management, Aix-Marseille, France; a MBA from Ecole Supérieure des Affaires, Grenoble, France; and a Master’s degree in economics and accountancy from the University of Aix-Marseille, France.

JOHNSON CONTROLS CONTACTS:

INVESTORS:	MEDIA:

Antonella Franzen	Phil Clement
Direct: 609.720.4665	Direct: 414.208.5161
Email: antonella.franzen@jci.com	Email: phil.clement@jci.com

Ryan Edelman	Fraser Engerman
Direct: 609.720.4545	Direct: 414.308.8321
Email: ryan.edelman@jci.com	Email: fraser.engerman@jci.com

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Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause actual outcomes to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls’ ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic, any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions such as the merger with Tyco and the disposition of the Power Solutions business, changes in tax laws (including but not limited to the Tax Cuts and Jobs Act enacted in December 2017), regulations, rates, policies or interpretations, the loss of key senior management, the tax treatment of recent portfolio transactions, significant transaction costs and/or unknown liabilities associated with such transactions, the outcome of actual or potential litigation relating to such transactions, the risk that disruptions from recent transactions will harm Johnson Controls’ business, the strength of the U.S. or other economies, changes to laws or policies governing foreign trade, including increased tariffs or trade restrictions, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, maintaining the capacity, reliability and security of our information technology infrastructure, the risk of infringement or expiration of intellectual property rights, work stoppages, union negotiations, labor disputes and other matters associated with the labor force, the outcome of litigation and governmental proceedings and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the 2019 fiscal year filed with the SEC on November 21, 2019, which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. The description of certain of these risks is supplemented in Item 1A of Part II of Johnson Controls’ subsequently filed Quarterly Reports on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

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About Johnson Controls:

At Johnson Controls, we transform the environments where people live, work, learn and play. From optimizing building performance to improving safety and enhancing comfort, we drive the outcomes that matter most. We deliver our promise in industries such as healthcare, education, data centers, and manufacturing. With a global team of 105,000 experts in more than 150 countries and over 130 years of innovation, we are the power behind our customers’ mission. Our leading portfolio of building technology and solutions includes some of the most trusted names in the industry, such as Tyco®, YORK®, Metasys®, Ruskin®, Titus®, Frick®, PENN®, Sabroe®, Simplex®, Ansul® and Grinnell®. For more information, visit www.johnsoncontrols.com or follow us @johnsoncontrols on Twitter

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